Sesen Bio and Carisma Therapeutics Announce Substantial Increase to Expected Special Cash Dividend in Connection with Pending Merger Sesen Bio Stockholders Expected to Receive Approximately $70 Million Special Cash Dividend, an Increase from up to $25 Million Previously Announced Contingent Value Right to Include Proceeds of Vicineum and Other Preclinical Assets, in Addition to Previously Announced Proceeds of Roche Agreement Companies Provide Update on Engagement with Investor Group CAMBRIDGE, Mass. & PHILADELPHIA, Penn. – December 29, 2022 – Sesen Bio, Inc. (Nasdaq: SESN) and Carisma Therapeutics Inc. (Carisma), a privately-held, clinical stage biopharmaceutical company focused on discovering and developing innovative immunotherapies, today announced an amendment to their previously announced merger agreement dated September 20, 2022. Under the terms of the amended merger agreement, which has been unanimously approved by the Boards of Directors of both companies, the one-time special cash dividend expected to be paid to Sesen Bio stockholders will be increased to approximately $70 million, or approximately $0.34 per share, representing the amount of excess cash available after Sesen Bio meets a required net cash minimum of $75 million and represents an increase from the previously stated up to $25 million special cash dividend, or up to $0.12 per share. Carisma’s previously announced approximately $30 million financing remains committed and is expected to close concurrently with the merger. As part of the amended merger agreement, the contingent value right (“CVR”) payable to Sesen Bio stockholders has been amended to also include proceeds from any sale of Vicineum and Sesen Bio’s other preclinical assets, in addition to any proceeds from the milestone payment under the Roche Asset Purchase Agreement. The issuance of the special cash dividend and CVR remain contingent on the closing of the pending transaction. Following completion of the incremental financing from Carisma’s key investors and subsequent completion of the merger, Sesen Bio stockholders are expected to own 25.2% of the pro forma company consistent with the exchange ratio formula set forth in the original merger agreement. Dr. Thomas Cannell, President and Chief Executive Officer of Sesen Bio, said, "Since first announcing the merger, both companies have engaged extensively with Sesen Bio stockholders and continued to explore ways to deliver greater value in connection with the closing. The $45 million increase to the expected special cash dividend delivers even more direct and immediate cash value. Furthermore, Sesen Bio stockholders will be positioned to realize the long-term benefits of the pending merger, including a meaningful ownership position in the combined company, and benefit from additional potential upside through the CVR. With support from its financial and legal advisors, the Board embarked on a thorough evaluation of its strategic alternatives, including liquidation, and conducted outreach to more than 100 companies, 42 of which submitted bids. Based on this comprehensive review process, we are confident that the pending merger maximizes stockholder value and is in the best interest of our stockholders. In the weeks ahead, we look forward to further engaging with our stockholders regarding the significant benefits of our pending merger with Carisma.”

Steven Kelly, President and Chief Executive Officer of Carisma, added, "The revised terms of our pending merger with Sesen Bio reinforce our confidence in and commitment to completing this compelling transaction. Carisma’s stockholders continue to be enthusiastic about the potential merger and have reaffirmed their commitment to provide incremental financing to support the combined company. Following completion of our merger with Sesen Bio, the combined company will be positioned for continued success as we advance our mission to revolutionize cancer treatments.” The merger and related financing are expected to close in the first quarter of 2023, subject to approval by Sesen Bio stockholders and other customary closing conditions. Update on Engagement with Investor Group On November 18, 2022, Bradley Radoff and Michael Torok and their affiliates (collectively, the “Investor Group”) disclosed beneficial ownership of 5.7% of Sesen Bio’s outstanding common stock, indicated to Sesen Bio that it would not support the pending merger with Carisma on the terms set forth in the merger agreement and subsequently demanded the payment of a special cash dividend to Sesen Bio stockholders in the amount of $0.50 per share or approximately $100 million. On December 1, 2022, the Investor Group disclosed ownership of 7.4% of Sesen Bio’s outstanding common stock. Both Sesen Bio, Carisma, and the companies’ respective advisors have engaged with the Investor Group in an attempt to foster a constructive dialogue and reach an amicable resolution regarding the pending merger. During such discussions, Sesen Bio and Carisma offered to significantly increase the amount of the special cash dividend by $45 million to approximately $70 million. This would increase the immediate value paid to Sesen Bio stockholders while providing the go-forward combined company with the necessary net cash of $75 million to fund its operations, based on an expected Sesen Bio net cash as of immediately prior to close and before issuance of the cash dividend of approximately $145 million. The Sesen Bio Board of Directors continues to believe the merger provides Sesen Bio stockholders with both immediate value and future upside, which is far superior to the risk, uncertainty and prolonged timeline associated with Sesen Bio re-initiating a process to evaluate (or re-evaluate) potential strategic alternatives, including a liquidation. Based on the comprehensive review process conducted with the Sesen Bio Board of Directors, the payment of a special cash dividend without a concurrent transaction would be unlikely. However, despite the offer to increase the expected special cash dividend to approximately $70 million from up to $25 million and the immediate value represented by the dividend, CVR and continued ownership in the combined company – and despite the parties and their advisors providing the above information – the Investor Group nonetheless continues to demand an approximate $100 million special cash dividend. SVB Securities is acting as exclusive financial advisor to Sesen Bio for the transaction and Hogan Lovells US LLP is serving as its legal counsel. Evercore is serving as lead financial advisor to Carisma for the transaction and BofA Securities, Inc. is also serving as financial advisor to Carisma for the transaction. Wilmer Cutler Pickering Hale and Dorr LLP is serving as legal counsel to Carisma. BofA Securities, Inc. and Evercore are serving as co-placement agents for Carisma’s concurrent financing and Shearman & Sterling LLP is serving as the placement agents’ legal counsel. About Sesen Bio

Sesen Bio, Inc. is a late-stage clinical company focused on targeted fusion protein therapeutics for the treatment of patients with cancer. Sesen Bio’s most advanced product candidate, Vicineum™, also known as VB4-845, is a locally-administered targeted fusion protein composed of an anti-epithelial cell adhesion molecule antibody fragment tethered to a truncated form of Pseudomonas exotoxin A for the treatment of non-muscle invasive bladder cancer. On July 15, 2022, Sesen Bio made the strategic decision to voluntarily pause further development of Vicineum in the US. The decision was based on a thorough reassessment of Vicineum, which included the incremental development timeline and associated costs for an additional Phase 3 clinical trial, following Sesen Bio’s discussions with the United States Food and Drug Administration. Sesen Bio has turned its primary focus to assessing potential strategic alternatives with the goal of maximizing stockholder value. Additionally, Sesen Bio is seeking a partner for the further development of Vicineum. For more information, please visit the Company’s website at www.sesenbio.com. About Carisma Therapeutics Carisma Therapeutics Inc. is a biopharmaceutical company dedicated to developing a differentiated and proprietary cell therapy platform focused on engineered macrophages, cells that play a crucial role in both the innate and adaptive immune response. The first applications of the platform, developed in collaboration with the University of Pennsylvania*, are autologous chimeric antigen receptor (CAR)- macrophages for the treatment of solid tumors. Carisma is headquartered in Philadelphia, PA. For more information, please visit www.carismatx.com *Carisma has licensed certain Penn-owned intellectual property from the University of Pennsylvania, and Penn's Perelman School of Medicine receives sponsored research and clinical trial funding from Carisma. Penn and certain of its faculty members, including Dr. Gill, are current equity holders in Carisma and have received and may be entitled to receive future financial consideration from Carisma from the development and commercialization of products based on licensed Penn intellectual property. Cautionary Note on Forward-Looking Statements Any statements in this press release about future expectations, plans and prospects for Sesen Bio, Inc. (Sesen Bio), CARISMA Therapeutics Inc. (Carisma) or the combined company, Sesen Bio’s, Carisma’s or the combined company’s strategy or future operations, and other statements containing the words “anticipate,” “believe,” “contemplate,” “expect,” “intend,” “may,” “plan,” “predict,” “target,” “potential,” “possible,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. For example, statements concerning the proposed transaction, the concurrent financing, the contingent value rights and other matters, including without limitation: statements relating to the satisfaction of the conditions to and consummation of the proposed transaction, the expected timing of the consummation of the proposed transaction and the expected ownership percentages of the combined company, Sesen Bio’s and Carisma’s respective businesses, the strategy of the combined company, future operations, advancement of the combined company’s product candidates and product pipeline, clinical development of the combined company’s product candidates, including expectations regarding timing of initiation and results of clinical trials of the combined company, the ability of Sesen Bio to remain listed on the Nasdaq Stock Market, the completion of the concurrent financing, and the receipt of any payments under the contingent value rights are forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to obtain stockholder approval of matters related to the proposed transaction in a timely manner or at all; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Sesen Bio and Carisma to consummate the proposed transaction, including completing the concurrent financing; (iii) risks related to Sesen Bio’s ability to correctly estimate its expected net cash at closing and Sesen Bio’s and Carisma’s ability to correctly estimate and manage their respective operating expenses and expenses associated with the proposed transaction; (iv) risks related to Sesen Bio’s continued listing on the Nasdaq Stock Market until closing of the proposed transaction; (v) the risk that as a result of adjustments to the exchange ratio, Sesen Bio stockholders or Carisma stockholders could own less of the combined company than is currently anticipated; (vi) the risk that the conditions to payment under the contingent value rights will not be met and that the contingent value rights may otherwise never deliver any value to Sesen Bio stockholders; (vii) risks associated with the possible failure to realize certain anticipated benefits of the proposed transaction, including with respect to future financial and operating results; (viii) uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; (ix) the effect of uncertainties related to the actions of activist stockholders, which could make it more difficult to obtain the approval of Sesen Bio stockholders with respect to the transaction related proposals and result in Sesen Bio incurring significant fees and other expenses, including for third-party advisors; (x) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (xi) the effect of the announcement, pendency or completion of the merger on Sesen Bio’s or Carisma’s business relationships, operating results and business generally; (xii) costs related to the merger; (xiii) the outcome of any legal proceedings that may be instituted against Sesen Bio, Carisma or any of their respective directors or officers related to the merger agreement or the transactions contemplated thereby; (xiv) the ability of Sesen Bio or Carisma to protect their respective intellectual property rights; (xv) competitive responses to the proposed transaction and changes in expected or existing competition; (xvi) the success and timing of regulatory submissions and pre-clinical and clinical trials; (xvii) regulatory requirements or developments; (xviii) changes to clinical trial designs and regulatory pathways; (xix) changes in capital resource requirements; (xx) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (xxi) legislative, regulatory, political and economic developments; and (xxii) other factors discussed in the “Risk Factors” section of Sesen Bio’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the Securities Exchange Commission (SEC). In addition, the forward-looking statements included in this communication represent Sesen Bio’s and Carisma’s views as of the date hereof. Sesen Bio and Carisma anticipate that subsequent events and developments will cause the respective company’s views to change. However, while Sesen Bio may elect to update these forward-looking statements at some point in the future, Sesen Bio specifically disclaims any obligation to do so, except as required under applicable law. These forward-looking statements should not be relied upon as representing Sesen Bio’s views as of any date subsequent to the date hereof. Important Additional Information In connection with the proposed transaction between Carisma and Sesen Bio, Sesen Bio filed with the SEC a registration statement on Form S-4 on October 14, 2022, Amendment No. 1 to the Form S-4 on November 21, 2022 and Amendment No. 2 to the Form S-4 on December 14, 2022 (as amended, the Form S-4). The Form S-4 includes a preliminary proxy statement of Sesen Bio and constitutes a prospectus of Sesen Bio with respect to shares of Sesen Bio common stock to be issued in the proposed transaction (preliminary proxy statement/prospectus). The preliminary proxy statement/prospectus is not final and may be further amended. The definitive proxy statement/prospectus (if and when available) will be delivered to Sesen Bio’s stockholders. Sesen Bio may also file other relevant documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS, INCLUDING THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders are able to obtain the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus (if and when available) and other documents that are filed or will be filed by Sesen Bio with the SEC free of charge from the SEC’s website at www.sec.gov or from Sesen Bio at the SEC Filings section of www.sesenbio.com. No Offer or Solicitation This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, a public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone or internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction. Participants in the Solicitation Sesen Bio and Carisma Therapeutics and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Sesen Bio’s directors and executive officers is available in Sesen Bio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its definitive proxy statement dated April 28, 2022 for its 2022 Annual Meeting of Stockholders and its Current Report on Form 8-K filed with the SEC on August 31, 2022. Other information regarding the participants in the proxy solicitation and a description of their interests in the proposed transaction, by security holdings or otherwise, is included in the preliminary proxy statement/prospectus and other relevant materials that are or will be filed with the SEC regarding the proposed transaction. Investors should read the definitive proxy statement/prospectus carefully (if and when available) before making any voting or investment decisions. You may obtain free copies of these documents from Sesen Bio or the SEC’s website as indicated above. Investors: Erin Clark, Vice President, Corporate Strategy & Investor Relations ir@sesenbio.com Carisma Media Contact:

Julia Stern (763) 350-5223 jstern@realchemistry.com